Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED SEPTEMBER 6, 2016
TO PROSPECTUS DATED APRIL 29, 2016

Effective immediately, the following changes are made to the Meeder Funds Prospectus relating to the Aggressive Growth Fund (“Fund”).

For the Aggressive Growth Fund on page 5, the first paragraph under the section “Principal Investment Strategies” is deleted and replaced with the following:

Under normal circumstances, the Fund pursues its investment objective by investing primarily in common stocks of small and mid-cap companies, which generally have market capitalizations within the range of companies comprising the Russell 2500 Index. Guided by the Adviser’s quantitative models, the Adviser uses an aggressive growth strategy in choosing the Fund’s investments, which include smaller or newer companies that are more likely to grow, but also more likely to suffer more significant losses compared to larger or more established companies.

In the Average Annual Total Returns chart under the heading “Performance” in the Prospectus Fund Summary for the Aggressive Growth Fund on page 8, the following information is added as the new primary benchmark for the Fund:

	One Year	Five Years	Ten Years
Russell 2500 Index (Reflects No Deduction For Fees, Expenses or Taxes)	-2.90%	12.90%	7.61%

More About Principal Investment Strategies and Related Risks

In the section of the Prospectus titled “More About Principal Investment Strategies And Related Risks” under the heading “Investment Strategies,” the section titled “Dynamic Growth Fund and Aggressive Growth Fund” on page 40 is deleted and replaced with the following:

Dynamic Growth Fund

The Fund invests in common and preferred stocks (collectively “stocks”), as well as underlying funds that invest primarily in common stock, which seek capital growth or appreciation, without regard to current income. The Fund may also invest in underlying funds holding foreign securities. When selecting underlying securities for investment, the Adviser, guided by their quantitative models, will vary the proportion of each type of underlying security based on the mix of such underlying securities that may, in their view, be most likely to achieve the Fund’s investment objectives.

The Funds may invest available cash balances in the Meeder Funds Money Market Fund.

Aggressive Growth Fund

The Fund invests primarily in common stocks of small and mid-cap companies. The Fund may also invest in preferred stocks, equity investment companies, which include domestic and foreign mutual funds, as well as in exchange traded funds, closed-end funds, and unit investment trusts. The Fund may also invest in large-cap companies, as well as select value or growth-oriented investments (including specific sectors) without limitation to market capitalization range or geographic region. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts. The Fund may also invest up to 100% of its assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts.

The Funds may invest available cash balances in the Meeder Funds Money Market Fund.

Investors Should Retain this Supplement for Future Reference